Exhibit 99

Quarterly Financial Supplement—June 30, 2004

Basis of Reporting

Non-GAAP Financial Measures

This Quarterly Financial Supplement includes financial information which is presented on a non-GAAP basis as discussed below. Information included in this Quarterly Financial Supplement is intended to supplement and should not be considered a substitute for owned basis reporting. This Quarterly Financial Supplement should be read in conjunction with the owned basis information reported in our Quarterly Reports on Form 10-Q.

See “Reconciliations to GAAP Financial Measures” for quantitative reconciliations of non-GAAP financial information to the equivalent owned basis GAAP financial information.

Managed basis reporting    We monitor our operations and evaluate trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and are still on our balance sheet. We manage and evaluate our operations on a managed basis because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations, review our operating results, and make decisions about allocating resources such as employees and capital on a managed basis.

When reporting on a managed basis, net interest income, provision for credit losses and fee income related to receivables securitized are reclassified from securitization revenue in our owned statements of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.

Debt analysts, rating agencies and others also evaluate our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information enables investors and other interested parties to better understand the performance and quality of our entire managed loan portfolio and is important to understanding the quality of originations and the related credit risk inherent in our owned and securitized portfolios. As our securitized levels fall over time, managed basis and owned basis results will eventually converge and we will only report owned basis results.

Operating results, percentages and ratios    Certain percentages and ratios have been presented on an operating basis and have been calculated using “operating net income”, a non-GAAP financial measure. “Operating net income” is net income excluding $167.3 million, after-tax, of HSBC acquisition related costs and other merger related items incurred by Household in the first quarter of 2003. This nonrecurring item is also excluded in calculating our operating basis efficiency ratios. We believe that excluding this nonrecurring item helps readers of our financial statements to better understand the results and trends of our underlying business.

A reconciliation of net income to operating net income follows:

	Three Months Ended		Six Months Ended
($ millions)	6/30/04	3/31/04	6/30/03	6/30/04	6/30/03
Net income	$394.7	$481.1	$364.0	$875.8	$619.4
HSBC acquisition related costs and other merger related items incurred by Household, after-tax	—	—	—	—	167.3

Operating net income	$394.7	$481.1	$364.0	$875.8	$786.7

Predecessor and Successor Periods

Household’s acquisition by HSBC on March 28, 2003 has resulted in a new basis of accounting reflecting the fair value of our assets and liabilities for the “successor” period beginning March 29, 2003. Information for all “predecessor” periods prior to the merger are presented using our historical basis of accounting, which impacts comparability with the “successor” period beginning March 29, 2003. To assist in the comparability of our financial results and to make it easier to discuss and understand our results of operations, this Quarterly Financial Supplement combines the “predecessor” period (January 1 to March 28, 2003) with the “successor” period (March 29 to June 30, 2003) to present “combined” results for the six months ended June 30, 2003.

Consolidated Statements of Income—Owned Basis

Three Months

	Three Months Ended			% Change from Prior
	6/30/04	3/31/04	6/30/03	Qtr.	Year
	(dollars are in millions)
Finance and other interest income	$2,650.3	$2,542.8	$2,504.1	4.2%	5.8%
Interest expense	640.2	637.3	558.8	.5	14.6

Net interest income	2,010.1	1,905.5	1,945.3	5.5	3.3
Provision for credit losses	997.4	927.8	1,039.3	7.5	(4.0)

Net interest income after provision for credit losses	1,012.7	977.7	906.0	3.6	11.8

Other revenues:
Securitization revenue	253.0	333.7	282.6	(24.2)	(10.5)
Insurance revenue	204.2	210.9	183.3	(3.2)	11.4
Investment income	30.2	40.8	33.2	(26.0)	(9.0)
Fee income	247.2	267.6	259.7	(7.6)	(4.8)
Other income	178.9	301.9	131.5	(40.7)	36.0

Total other revenues	913.5	1,154.9	890.3	(20.9)	2.6

Costs and expenses:
Salaries and employee benefits	457.4	485.8	488.6	(5.8)	(6.4)
Sales incentives	89.8	78.6	83.2	14.2	7.9
Occupancy and equipment expenses	76.3	82.7	100.0	(7.7)	(23.7)
Other marketing expenses	131.2	131.7	135.2	(.4)	(3.0)
Other servicing and administrative expenses	198.1	226.1	263.7	(12.4)	(24.9)
Support services from HSBC affiliates	196.4	177.4	—	10.7	100.0
Amortization of intangibles	79.4	115.6	78.3	(31.3)	1.4
Policyholders’ benefits	93.2	112.8	98.4	(17.4)	(5.3)
HSBC acquisition related costs incurred by Household	—	—	—	—	—

Total costs and expenses	1,321.8	1,410.7	1,247.4	(6.3)	6.0

Income before income tax expense	604.4	721.9	548.9	(16.3)	10.1
Income tax expense	209.7	240.8	184.9	(12.9)	13.4

Net income	$394.7	$481.1	$364.0	(18.0)	8.4%

Consolidated Statements of Income—Owned Basis

Securitization Revenue

	Three Months Ended
	6/30/04	3/31/04	6/30/03
	(in millions)
Net initial gains	$22.3	$2.9	$32.3
Net replenishment gains	112.9	119.8	134.5
Servicing revenue and excess spread	117.8	211.0	115.8

Total	$253.0	$333.7	$282.6

Receivables Securitized

	Three Months Ended
	6/30/04	3/31/04	6/30/03
	(in millions)
Auto finance	$300.0	—	$596.3
MasterCard/Visa (1)	500.0	$50.0	—
Private label	190.0	—	250.0
Personal non-credit card	—	—	305.0

Total	$990.0	$50.0	$1,151.3

(1)	MasterCard and Visa are registered trademarks of MasterCard International, Incorporated and VISA USA Inc., respectively.

Consolidated Statements of Income—Owned Basis

Six Months

	Six Months Ended		% Change
	6/30/04	6/30/03 (1)
	(dollars are in millions)
Finance and other interest income	$5,193.1	$5,049.1	2.9%
Interest expense	1,277.5	1,470.8	(13.1)

Net interest income	3,915.6	3,578.3	9.4
Provision for credit losses	1,925.2	2,048.9	(6.0)

Net interest income after provision for credit losses	1,990.4	1,529.4	30.1

Other revenues:
Securitization revenue	586.7	723.7	(18.9)
Insurance revenue	415.1	360.6	15.1
Investment income	71.0	114.5	(38.0)
Fee income	514.8	556.8	(7.5)
Other income	480.8	375.3	28.1

Total other revenues	2,068.4	2,130.9	(2.9)

Costs and expenses:
Salaries and employee benefits	943.2	997.2	(5.4)
Sales incentives	168.4	122.3	37.7
Occupancy and equipment expenses	159.0	201.2	(21.0)
Other marketing expenses	262.9	278.7	(5.7)
Other servicing and administrative expenses	424.2	586.6	(27.7)
Support services from HSBC affiliates	373.8	—	100.0
Amortization of intangibles	195.0	92.6	100+
Policyholders’ benefits	206.0	192.4	7.1
HSBC acquisition related costs incurred by Household	—	198.2	(100.0)

Total costs and expenses	2,732.5	2,669.2	2.4

Income before income tax expense	1,326.3	991.1	33.8
Income tax expense	450.5	371.7	21.2

Net income	$875.8	$619.4	41.4%

HSBC acquisition related costs incurred by Household	—	167.3	(100.0)

Operating net income (2)	$875.8	$786.7	11.3%

(1)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to June 30, 2003) to present “combined” results for the six months ended June 30, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.
(2)	Operating net income is a non-GAAP financial measure which is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

Consolidated Statements of Income—Owned Basis

Securitization Revenue

	Six Months Ended
	6/30/04	6/30/03
	(in millions)
Net initial gains	$25.2	$67.6
Net replenishment gains	232.7	271.4
Servicing revenue and excess spread	328.8	384.7

Total	$586.7	$723.7

Receivables Securitized

	Six Months Ended
	6/30/04	6/30/03
	(in millions)
Auto finance	$300.0	$1,007.1
MasterCard/Visa	550.0	320.0
Private label	190.0	250.0
Personal non-credit card	—	815.0

Total	$1,040.0	$2,392.1

Receivables Analysis

End-of-Period Receivables

				% Change from Prior
	6/30/04	3/31/04	6/30/03	Qtr.	Year
	(dollars are in millions)
Owned receivables:
Real estate secured	$56,033.0	$52,440.2	$49,756.2	6.9%	12.6%
Auto finance	5,459.1	4,936.3	2,576.3	10.6	100+
MasterCard/Visa	10,815.9	10,787.9	9,368.6	.3	15.4
Private label	12,759.3	11,759.1	12,060.1	8.5	5.8
Personal non-credit card	14,019.2	13,343.4	14,115.2	5.1	(.7)
Commercial and other	345.9	383.1	430.6	(9.7)	(19.7)

Total owned receivables	99,432.4	93,650.0	88,307.0	6.2	12.6

Receivables serviced with limited recourse:
Real estate secured	175.3	182.1	237.0	(3.7)	(26.0)
Auto finance	3,877.1	4,092.5	5,285.3	(5.3)	(26.6)
MasterCard/Visa	9,345.2	9,535.7	9,604.8	(2.0)	(2.7)
Private label	4,722.7	5,261.3	4,261.3	(10.2)	10.8
Personal non-credit card	4,715.1	5,285.3	4,879.8	(10.8)	(3.4)

Total receivables serviced with limited recourse	22,835.4	24,356.9	24,268.2	(6.2)	(5.9)

Managed receivables: (1)
Real estate secured	56,208.3	52,622.3	49,993.2	6.8	12.4
Auto finance	9,336.2	9,028.8	7,861.6	3.4	18.8
MasterCard/Visa	20,161.1	20,323.6	18,973.4	(.8)	6.3
Private label	17,482.0	17,020.4	16,321.4	2.7	7.1
Personal non-credit card (2)	18,734.3	18,628.7	18,995.0	.6	(1.4)
Commercial and other	345.9	383.1	430.6	(9.7)	(19.7)

Total managed receivables	$122,267.8	$118,006.9	$112,575.2	3.6%	8.6%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information.
(2)	Personal non-credit card receivables are comprised of the following:

	6/30/04	3/31/04	6/30/03
	(in millions)
Domestic personal unsecured	$9,787.0	$9,658.6	$10,076.3
Union Plus personal unsecured	576.6	640.4	862.0
Personal homeowner loans	4,555.6	4,580.3	4,742.0
Foreign unsecured	3,815.1	3,749.4	3,314.7

Total	$18,734.3	$18,628.7	$18,995.0

Financial Highlights—Managed Basis (1)

Revenues, Average Interest-Earning Assets and Net Interest Income

Three Months

	Three Months Ended						% Change from Prior
	6/30/04	(2)	3/31/04	(2)	6/30/03	(2)	Qtr.	Year
	(dollars are in millions)
Finance and other interest income	$3,416.6	10.95%	$3,416.6	10.94%	$3,368.1	11.67%	—%	1.4%
Interest expense	767.9	2.46	772.0	2.47	704.5	2.44	(.5)	9.0

Net interest income	2,648.7	8.49%	2,644.6	8.47%	2,663.6	9.23%	.2	(.6)
Provision for credit losses	1,145.4		1,180.9		1,656.3		(3.0)	(30.8)

Net interest income after provision for credit losses	$1,503.3		$1,463.7		$1,007.3		2.7%	49.2%

Other revenues:
Insurance revenue	$204.2		$210.9		$183.3		(3.2)%	11.4%
Investment income	30.2		40.8		33.2		(26.0)	(9.0)
Fee income	445.1		464.9		427.0		(4.3)	4.2
Securitization revenue	(435.5)		(349.6)		14.0		24.6	(100+ )
Other income	178.9		301.9		131.5		(40.7)	36.0

Total other revenues	$422.9		$668.9		$789.0		(36.8)%	(46.4)%

Average managed receivables
Real estate secured	$54,398.0		$52,164.8		$48,619.4		4.3%	11.9%
Auto finance	9,177.5		8,902.0		7,601.4		3.1	20.7
MasterCard/Visa	20,211.7		20,823.0		18,788.8		(2.9)	7.6
Private label	17,362.5		17,470.5		15,816.7		(.6)	9.8
Personal non-credit card	18,567.6		18,857.3		19,049.7		(1.5)	(2.5)
Commercial and other	366.9		391.0		442.8		(6.2)	(17.1)
Purchase accounting fair value adjustments	346.4		390.5		580.8		(11.3)	(40.4)

Average managed receivables	$120,430.6		$118,999.1		$110,899.6		1.2%	8.6%
Average noninsurance investments	3,727.9		5,313.2		3,949.5		(29.8)	(5.6)
Other interest-earning assets	647.1		641.2		626.2		.9	3.3

Average managed interest-earning assets	$124,805.6		$124,953.5		$115,475.3		(.1)%	8.1%

Selected Financial Ratios:
Return on average managed assets	1.12%		1.33%		1.08%		(15.8)%	3.7%
Efficiency ratio	41.3		40.6		34.3		1.7	20.4
Net interest margin	8.49		8.47		9.23		.2	(8.0)
Risk adjusted revenue	6.86		7.11		7.26		(3.5)	(5.5)

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.
(2)	% Columns: comparison to average managed interest-earning assets, annualized.

Financial Highlights—Managed Basis (1)

Revenues, Average Interest-Earning Assets and Net Interest Income

Six Months

	Six Months Ended				% Change
	6/30/04	(2)	6/30/03 (3)	(2)
	(dollars are in millions)
Finance and other interest income	$6,833.2	10.94%	$6,791.1	11.85%	.6%
Interest expense	1,539.9	2.46	1,768.9	3.09	(12.9)

Net interest income	5,293.3	8.48%	5,022.2	8.76%	5.4
Provision for credit losses	2,326.3		3,073.2		(24.3)

Net interest income after provision for credit losses	$2,967.0		$1,949.0		52.2%

Other revenues:
Insurance revenue	$415.1		$360.6		15.1%
Investment income	71.0		114.5		(38.0)
Fee income	910.0		878.8		3.6
Securitization revenue	(785.1)		(17.9)		100+
Other income	480.8		375.3		28.1

Total other revenues	$1,091.8		$1,711.3		(36.2)%

Average managed receivables
Real estate secured	$53,281.4		$47,688.0		11.7%
Auto finance	9,039.7		7,482.1		20.8
MasterCard/Visa	20,517.4		18,732.6		9.5
Private label	17,416.5		15,327.9		13.6
Personal non-credit card	18,712.5		19,223.9		(2.7)
Commercial and other	379.0		450.6		(15.9)
Purchase accounting fair value adjustments	368.4		318.9		15.5

Average managed receivables	$119,714.9		$109,224.0		9.6%
Average noninsurance investments	4,520.5		4,750.7		(4.8)
Other interest-earning assets	644.1		623.0		3.4

Average managed interest-earning assets	$124,879.5		$114,597.7		9.0%

Selected Financial Ratios:
Return on average managed assets	1.23%		.96%		28.1%
Efficiency ratio	40.9		37.9		7.9
Net interest margin	8.48		8.76		(3.2)
Risk adjusted revenue	6.98		7.22		(3.3)
Excluding Nonrecurring Items/Operating Basis:
Return on average managed assets	1.23		1.21		1.7
Efficiency ratio	40.9		34.8		17.5

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.
(2)	% Columns: comparison to average managed interest-earning assets, annualized.
(3)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to June 30, 2003) to present “combined” results for the six months ended June 30, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.

Credit Quality/Credit Loss Reserves—Managed Basis (1)

Two-Months-and-Over Contractual Delinquency

As a percent of managed consumer receivables, excludes commercial.	6/30/04	3/31/04	6/30/03
Real estate secured	3.41%	3.89%	4.31%
Auto finance	3.03	2.63	3.08
MasterCard/Visa	4.21	4.35	4.19
Private label	4.81	4.98	5.16
Personal non-credit card	9.81	10.36	10.04

Total	4.70%	5.06%	5.30%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average managed consumer receivables, annualized, excludes commercial.	6/30/04	3/31/04	6/30/03
Real estate secured	1.04%	1.15%	1.03%
Auto finance	5.04	7.81	6.69
MasterCard/Visa	7.62	7.08	7.90
Private label	4.92	5.06	6.26
Personal non-credit card	11.00	11.21	9.92

Total	4.57%	4.88%	4.89%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	1.47%	1.63%	1.46%

Credit Loss Reserves

	6/30/04	3/31/04	6/30/03
	(dollars are in millions)
Reserves for managed receivables at beginning of quarter	$5,911.5	$6,166.6	$5,259.3
Provision for credit losses	1,145.4	1,180.9	1,656.3
Charge-offs, net of recoveries	(1,367.1)	(1,441.9)	(1,343.5)
Other, net	8.9	5.9	66.8

Reserves for managed receivables at end of quarter	$5,698.7	$5,911.5	$5,638.9

Reserves as a percent of managed receivables	4.66%	5.01%	5.01%

Nonperforming Assets

	6/30/04	3/31/04	6/30/03
	(dollars are in millions)
Nonaccrual managed receivables	$3,506.4	$3,726.7	$3,703.2
Accruing managed receivables 90 or more days delinquent	1,133.9	1,208.0	1,140.1
Renegotiated commercial loans	1.5	1.5	1.5

Total nonperforming managed receivables	4,641.8	4,936.2	4,844.8
Real estate owned	624.2	656.4	486.3

Total nonperforming assets	$5,266.0	$5,592.6	$5,331.1

Managed credit loss reserves as a percent of nonperforming managed receivables	122.8%	119.8%	116.4%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

Reconciliation to GAAP Financial Measures

Revenues, Average Interest-Earning Assets and Net Interest Income

Three Months

	Three Months Ended 6/30/04			Three Months Ended 3/31/04			Three Months Ended 6/30/03
	Owned	Serviced with Limited Recourse (1)	Managed	Owned	Serviced with Limited Recourse (1)	Managed	Owned	Serviced with Limited Recourse (1)	Managed
	(dollars are in millions)
Finance and other interest income	$2,650.3	$766.3	$3,416.6	$2,542.8	$873.8	$3,416.6	$2,504.1	$864.0	$3,368.1
Interest expense	640.2	127.7	767.9	637.3	134.7	772.0	558.8	145.7	704.5

Net interest income	2,010.1	638.6	2,648.7	1,905.5	739.1	2,644.6	1,945.3	718.3	2,663.6
Provision for credit losses	997.4	148.0	1,145.4	927.8	253.1	1,180.9	1,039.3	617.0	1,656.3

Net interest income after provision for credit losses	$1,012.7	$490.6	$1,503.3	$977.7	$486.0	$1,463.7	$906.0	$101.3	$1,007.3

Other revenues:
Securitization revenue	$253.0	$(688.5)	$(435.5)	$333.7	$(683.3)	$(349.6)	$282.6	$(268.6)	$14.0
Insurance revenue	204.2	—	204.2	210.9	—	210.9	183.3	—	183.3
Investment income	30.2	—	30.2	40.8	—	40.8	33.2	—	33.2
Fee income	247.2	197.9	445.1	267.6	197.3	464.9	259.7	167.3	427.0
Other income	178.9	—	178.9	301.9	—	301.9	131.5	—	131.5

Total other revenues	$913.5	$(490.6)	$422.9	$1,154.9	$(486.0)	$668.9	$890.3	$(101.3)	$789.0

Average receivables:
Real estate secured	$54,220.1	$177.9	$54,398.0	$51,976.2	$188.6	$52,164.8	$48,333.2	$286.2	$48,619.4
Auto finance	5,197.2	3,980.3	$9,177.5	4,511.2	4,390.8	8,902.0	2,436.5	5,164.9	7,601.4
MasterCard/Visa	10,912.7	9,299.0	$20,211.7	11,129.0	9,694.0	20,823.0	9,109.6	9,679.2	18,788.8
Private label	12,249.0	5,113.5	$17,362.5	12,209.2	5,261.3	17,470.5	11,836.0	3,980.7	15,816.7
Personal non-credit card	13,570.5	4,997.1	$18,567.6	13,114.6	5,742.7	18,857.3	14,080.9	4,968.8	19,049.7
Commercial and other	366.9	—	$366.9	391.0	—	391.0	442.8	—	442.8
Purchase accounting fair value adjustments	346.4	—	$346.4	390.5	—	390.5	580.8	—	580.8

Average receivables	$96,862.8	$23,567.8	$120,430.6	$93,721.7	$25,277.4	$118,999.1	$86,819.8	$24,079.8	$110,899.6
Average noninsurance investments	3,727.9	—	3,727.9	5,313.2	—	5,313.2	3,949.5	—	3,949.5
Other interest-earning assets	647.1	—	647.1	641.2	—	641.2	626.2	—	626.2

Average interest-earning assets	$101,237.8	$23,567.8	$124,805.6	$99,676.1	$25,277.4	$124,953.5	$91,395.5	$24,079.8	$115,475.3

Net interest income as a percentage of average interest-earning assets	7.94%	10.84%	8.49%	7.65%	11.70%	8.47%	8.51%	11.93%	9.23%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

Reconciliation to GAAP Financial Measures

Revenues, Average Interest-Earning Assets and Net Interest Income

Six Months

	Six Months Ended 6/30/04			Six Months Ended 6/30/03
	Owned	Serviced with Limited Recourse (1)	Managed	Owned	Serviced with Limited Recourse (1)	Managed
	(dollars are in millions)
Finance and other interest income	$5,193.1	$1,640.1	$6,833.2	$5,049.1	$1,742.0	$6,791.1
Interest expense	1,277.5	262.4	1,539.9	1,470.8	298.1	1,768.9

Net interest income	3,915.6	1,377.7	5,293.3	3,578.3	1,443.9	5,022.2
Provision for credit losses	1,925.2	401.1	2,326.3	2,048.9	1,024.3	3,073.2

Net interest income after provision for credit losses	$1,990.4	$976.6	$2,967.0	$1,529.4	$419.6	$1,949.0

Other revenues:
Securitization revenue	$586.7	$(1,371.8)	$(785.1)	$723.7	$(741.6)	$(17.9)
Insurance revenue	415.1	—	415.1	360.6	—	360.6
Investment income	71.0	—	71.0	114.5	—	114.5
Fee income	514.8	395.2	910.0	556.8	322.0	878.8
Other income	480.8	—	480.8	375.3	—	375.3

Total other revenues	$2,068.4	$(976.6)	$1,091.8	$2,130.9	$(419.6)	$1,711.3

Average receivables:
Real estate secured	$53,098.1	$183.3	$53,281.4	$47,359.2	$328.8	$47,688.0
Auto finance	4,854.4	4,185.3	9,039.7	2,302.4	5,179.7	7,482.1
MasterCard/Visa	11,020.8	9,496.6	20,517.4	8,995.6	9,737.0	18,732.6
Private label	12,229.1	5,187.4	17,416.5	11,549.0	3,778.9	15,327.9
Personal non-credit card	13,342.5	5,370.0	18,712.5	14,130.8	5,093.1	19,223.9
Commercial and other	379.0	—	379.0	450.6	—	450.6
Purchase accounting fair value adjustments	368.4	—	368.4	318.9	—	318.9

Average receivables	$95,292.3	$24,422.6	$119,714.9	$85,106.5	$24,117.5	$109,224.0
Average noninsurance investments	4,520.5	—	4,520.5	4,750.7	—	4,750.7
Other interest-earning assets	644.1	—	644.1	623.0	—	623.0

Average interest-earning assets	$100,456.9	$24,422.6	$124,879.5	$90,480.2	$24,117.5	$114,597.7

Net interest income as a percentage of average interest-earning assets	7.80%	11.28%	8.48%	7.91%	11.97%	8.76%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

Reconciliation to GAAP Financial Measures

Selected Financial Ratios

	Three Months Ended			Six Months Ended
	6/30/04	3/31/04	6/30/03	6/30/04	6/30/03
	(dollars are in millions)
Return on Average Common Shareholder’s(s’) Equity:
Net income	$394.7	$481.1	$364.0	$875.8	$619.4
Dividends on preferred stock	(17.9)	(17.9)	(18.5)	(35.7)	(40.8)

Net income available to common shareholders	$376.8	$463.2	$345.5	$840.1	$578.6
HSBC acquisition related costs incurred by Household	—	—	—	—	167.3

Operating net income available to common shareholders	$376.8	$463.2	$345.5	$840.1	$745.9

Average common shareholder’s(s’) equity	$17,345.2	$16,800.4	$14,830.9	$17,072.8	$12,181.7

Return on average common shareholder’s(s’) equity	8.7%	11.0%	9.3%	9.8%	9.5%
Return on average common shareholder’s(s’) equity, operating basis	8.7	11.0	9.3	9.8	12.2

Return on Average Assets:
Net income	$394.7	$481.1	$364.0	$875.8	$619.4
Operating net income	394.7	481.1	364.0	875.8	786.7

Average assets:
Owned basis	$117,523.2	$119,461.5	$110,363.7	$118,492.4	$105,400.8
Serviced with limited recourse	23,567.8	25,277.4	24,079.8	24,422.6	24,117.5

Managed basis	$141,091.0	$144,738.9	$134,443.5	$142,915.0	$129,518.3

Return on average owned assets	1.34%	1.61%	1.32%	1.48%	1.18%
Return on average owned assets, operating basis	1.34	1.61	1.32	1.48	1.49
Return on average managed assets	1.12	1.33	1.08	1.23	.96
Return on average managed assets, operating basis	1.12	1.33	1.08	1.23	1.21

Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,228.6	$1,297.9	$1,149.0	$2,526.5	$2,476.8
HSBC acquisition related costs incurred by Household	—	—	—	—	(198.2)

Total costs and expenses less policyholders’ benefits, excluding nonrecurring items	$1,228.6	$1,297.9	$1,149.0	$2,526.5	$2,278.6

Net interest income and other revenues less policyholders’ benefits:
Owned basis	$2,830.4	$2,947.6	$2,737.2	$5,778.0	$5,516.8
Serviced with limited recourse	148.0	253.1	617.0	401.1	1,024.3

Managed basis	$2,978.4	$3,200.7	$3,354.2	$6,179.1	$6,541.1

Owned basis efficiency ratio	43.4%	44.0%	42.0%	43.7%	44.9%
Owned basis efficiency ratio, operating basis	43.4	44.0	42.0	43.7	41.3
Managed basis efficiency ratio	41.3	40.6	34.3	40.9	37.9
Managed basis efficiency ratio, operating basis	41.3	40.6	34.3	40.9	34.8

Managed Basis Risk Adjusted Revenue:
Net interest income	$2,648.7	$2,644.6	$2,663.6	$5,293.3	$5,022.2
Other revenues, excluding securitization revenue	858.4	1,018.5	775.0	1,876.9	1,729.2
Less: Net charge-offs	(1,367.1)	(1,441.9)	(1,343.5)	(2,809.0)	(2,615.9)

Risk adjusted revenue	$2,140.0	$2,221.2	$2,095.1	$4,361.2	$4,135.5
Average interest-earning assets	124,805.6	124,953.5	115,475.3	124,879.5	114,597.7

Managed basis risk adjusted revenue	6.86%	7.11%	7.26%	6.98%	7.22%

Reconciliation to GAAP Financial Measures

Credit Quality/Credit Loss Reserves

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs, Net of Recoveries
	Two-Months-and-Over Contractual Delinquency	Consumer Receivables Outstanding	Two-Months-and-Over Contractual Delinquency	Net Charge-offs	Average Consumer Receivables	Net Charge-offs
	(dollars are in millions)
June 30, 2004
Owned:
First mortgage	$1.6	$28.7	5.57%	$.3	$39.4	3.05%
Real estate secured	1,897.1	56,033.0	3.39	141.5	54,220.1	1.04
Auto finance	116.0	5,459.1	2.12	39.6	5,197.3	3.05
MasterCard/Visa	631.1	10,815.9	5.83	270.3	10,912.7	9.91
Private label	638.1	12,759.3	5.00	155.0	12,249.0	5.06
Personal non-credit card	1,250.5	14,019.2	8.92	359.2	13,570.5	10.59

Total	$4,534.4	$99,115.2	4.57%	$965.9	$96,189.0	4.02%

Serviced with Limited Recourse:
Real estate secured	$20.8	$175.3	11.87%	$.3	$177.9	.67%
Auto finance	167.2	3,877.1	4.31	76.0	3,980.2	7.64
MasterCard/Visa	216.8	9,345.2	2.32	114.9	9,299.0	4.94
Private label	202.1	4,722.7	4.28	58.6	5,113.5	4.58
Personal non-credit card	587.1	4,715.1	12.45	151.3	4,997.1	12.11

Total	$1,194.0	$22,835.4	5.23%	$401.1	$23,567.7	6.81%

Managed:
First mortgage	$1.6	$28.7	5.57%	$.3	$39.4	3.05%
Real estate secured	1,917.9	56,208.3	3.41	141.8	54,398.0	1.04
Auto finance	283.2	9,336.2	3.03	115.6	9,177.5	5.04
MasterCard/Visa	847.9	20,161.1	4.21	385.2	20,211.7	7.62
Private label	840.2	17,482.0	4.81	213.6	17,362.5	4.92
Personal non-credit card	1,837.6	18,734.3	9.81	510.5	18,567.6	11.00

Total	$5,728.4	$121,950.6	4.70%	$1,367.0	$119,756.7	4.57%

March 31, 2004
Owned:
First mortgage	$2.2	$31.8	6.92%	$.4	$33.5	4.78%
Real estate secured	2,030.7	52,440.2	3.87	149.1	51,976.2	1.15
Auto finance	82.8	4,936.3	1.68	52.4	4,511.2	4.65
MasterCard/Visa	636.9	10,787.9	5.90	240.9	11,129.0	8.66
Private label	632.5	11,759.1	5.38	161.4	12,209.2	5.29
Personal non-credit card	1,285.8	13,343.4	9.64	366.2	13,114.6	11.17

Total	$4,670.9	$93,298.7	5.01%	$970.4	$92,973.7	4.17%

Serviced with Limited Recourse:
Real estate secured	$18.3	$182.1	10.05%	$.5	$188.6	1.06%
Auto finance	155.0	4,092.5	3.79	121.5	4,390.8	11.07
MasterCard/Visa	246.6	9,535.7	2.59	127.7	9,694.0	5.27
Private label	215.4	5,261.3	4.09	59.6	5,261.3	4.53
Personal non-credit card	645.0	5,285.3	12.20	162.2	5,742.7	11.30

Total	$1,280.3	$24,356.9	5.26%	$471.5	$25,277.4	7.46%

Managed:
First mortgage	$2.2	$31.8	6.92%	$.4	$33.5	4.78%
Real estate secured	2,049.0	52,622.3	3.89	149.6	52,164.8	1.15
Auto finance	237.8	9,028.8	2.63	173.9	8,902.0	7.81
MasterCard/Visa	883.5	20,323.6	4.35	368.6	20,823.0	7.08
Private label	847.9	17,020.4	4.98	221.0	17,470.5	5.06
Personal non-credit card	1,930.8	18,628.7	10.36	528.4	18,857.3	11.21

Total	$5,951.2	$117,655.6	5.06%	$1,441.9	$118,251.1	4.88%

Reconciliation to GAAP Financial Measures

Credit Quality/Credit Loss Reserves (Continued)

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs, Net of Recoveries
	Two-Months-and-Over Contractual Delinquency	Consumer Receivables Outstanding	Two-Months-and-Over Contractual Delinquency	Net Charge-offs	Average Consumer Receivables	Net Charge-offs
	(dollars are in millions)
June 30, 2003
Owned:
First mortgage	$3.7	$38.9	9.51%	$—	$40.2	—%
Real estate secured	2,125.0	49,756.2	4.27	124.1	48,333.2	1.03
Auto finance	64.1	2,576.3	2.49	32.3	2,436.5	5.30
MasterCard/Visa	559.5	9,368.6	5.97	237.5	9,109.6	10.43
Private label	656.9	12,060.1	5.45	189.8	11,836.0	6.41
Personal non-credit card	1,324.8	14,115.2	9.39	347.5	14,081.0	9.87

Total	$4,734.0	$87,915.3	5.38%	$931.2	$85,836.5	4.34%

Serviced with Limited Recourse:
Real estate secured	$28.9	$237.0	12.19%	$1.0	$286.2	1.40%
Auto finance	178.4	5,285.3	3.38	94.9	5,165.0	7.35
MasterCard/Visa	235.2	9,604.8	2.45	133.5	9,679.2	5.52
Private label	185.4	4,261.3	4.35	57.9	3,980.7	5.82
Personal non-credit card	583.0	4,879.8	11.95	125.0	4,968.7	10.06

Total	$1,210.9	$24,268.2	4.99%	$412.3	$24,079.8	6.85%

Managed:
First mortgage	$3.7	$38.9	9.51%	$—	$40.2	—%
Real estate secured	2,153.9	49,993.2	4.31	125.1	48,619.4	1.03
Auto finance	242.5	7,861.6	3.08	127.2	7,601.5	6.69
MasterCard/Visa	794.7	18,973.4	4.19	371.0	18,788.8	7.90
Private label	842.3	16,321.4	5.16	247.7	15,816.7	6.26
Personal non-credit card	1,907.8	18,995.0	10.04	472.5	19,049.7	9.92

Total	$5,944.9	$112,183.5	5.30%	$1,343.5	$109,916.3	4.89%

Reconciliation to GAAP Financial Measures

Credit Quality/Credit Loss Reserves (Continued)

	Owned	Serviced with Limited Recourse	Managed
	(dollars are in millions)
Real Estate Charge-offs and REO Expense:
Three months ended June 30, 2004
Real estate charge-offs and REO expense	$199.4	$.3	$199.7
Average real estate secured receivables	54,220.1	177.9	54,398.0

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables	1.47%	0.67%	1.47%

Three months ended March 31, 2004
Real estate charge-offs and REO expense	$212.1	$.5	$212.6
Average real estate secured receivables	51,976.2	188.6	52,164.8

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables	1.63%	1.06%	1.63%

Three months ended June 30, 2003
Real estate charge-offs and REO expense	$176.3	$1.0	$177.3
Average real estate secured receivables	48,333.2	286.2	48,619.4

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables	1.46%	1.40%	1.46%

Credit Loss Reserves:
Three months ended June 30, 2004
Reserves for receivables at beginning of quarter	$3,753.0	$2,158.5	$5,911.5
Provision for credit losses	997.4	148.0	1,145.4
Charge-offs, net of recoveries	(965.9)	(401.2)	(1,367.1)
Other, net	10.2	(1.3)	8.9

Reserves for receivables at end of quarter	$3,794.7	$1,904.0	$5,698.7

Receivables	$99,432.4	$22,835.4	$122,267.8
Credit loss reserves as a percent of receivables	3.82%	8.34%	4.66%

Three months ended March 31, 2004
Reserves for receivables at beginning of quarter	$3,793.1	$2,373.5	$6,166.6
Provision for credit losses	927.8	253.1	1,180.9
Charge-offs, net of recoveries	(970.4)	(471.5)	(1,441.9)
Other, net	2.5	3.4	5.9

Reserves for receivables at end of quarter	$3,753.0	$2,158.5	$5,911.5

Receivables	$93,650.0	$24,356.9	$118,006.9
Credit loss reserves as a percent of receivables	4.01%	8.86%	5.01%

Three months ended June 30, 2003
Reserves for receivables at beginning of quarter	$3,483.1	$1,776.2	$5,259.3
Provision for credit losses	1,039.3	617.0	1,656.3
Charge-offs, net of recoveries	(931.2)	(412.3)	(1,343.5)
Other, net	67.4	(.6)	66.8

Reserves for receivables at end of quarter	$3,658.6	$1,980.3	$5,638.9

Receivables	$88,307.0	$24,268.2	$112,575.2
Credit loss reserves as a percent of receivables	4.14%	8.16%	5.01%

Reconciliation to GAAP Financial Measures

Credit Quality/Credit Loss Reserves (Continued)

	Owned	Serviced with Limited Recourse	Managed
	(dollars are in millions)
Nonperforming Assets:
June 30, 2004
Nonaccrual receivables	$2,832.5	$673.9	$3,506.4
Accruing receivables 90 or more days delinquent	849.6	284.3	1,133.9
Renegotiated commercial loans	1.5	—	1.5

Total nonperforming receivables	3,683.6	958.2	4,641.8
Real estate owned	624.2	—	624.2

Total nonperforming assets	$4,307.8	$958.2	$5,266.0

Credit loss reserves as a percent of nonperforming receivables	103.0%	—	122.8%

March 31, 2004
Nonaccrual receivables	$3,003.2	$723.5	$3,726.7
Accruing receivables 90 or more days delinquent	876.1	331.9	1,208.0
Renegotiated commercial loans	1.5	—	1.5

Total nonperforming receivables	3,880.8	1,055.4	4,936.2
Real estate owned	656.4	—	656.4

Total nonperforming assets	$4,537.2	$1,055.4	$5,592.6

Credit loss reserves as a percent of nonperforming receivables	96.7%	—	119.8%

June 30, 2003
Nonaccrual receivables	$3,021.2	$682.0	$3,703.2
Accruing receivables 90 or more days delinquent	843.8	296.3	1,140.1
Renegotiated commercial loans	1.5	—	1.5

Total nonperforming receivables	3,866.5	978.3	4,844.8
Real estate owned	486.3	—	486.3

Total nonperforming assets	$4,352.8	$978.3	$5,331.1

Credit loss reserves as a percent of nonperforming receivables	94.6%	—	116.4%